UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2005
INDYMAC BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-08972	95-3983415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
155 North Lake Avenue, Pasadena, California 91101-7211
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (800) 669-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Item 2.02. Results of Operations and Financial Condition
     On October 31, 2005, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), issued an earnings press release announcing its results of operations and financial condition for the quarter ended September 30, 2005. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.
     On October 31, 2005, the Company will host a live webcast presentation in connection with its quarterly release of earnings. A copy of the Company’s webcast presentation is furnished as Exhibit 99.2 hereto.
Item 8.01. Other Events
     The Company reported a $5.2 million pre-tax loss related to the Gulf Coast Hurricanes, or $0.05 per share, in the third quarter of 2005. The Company has filed information on the development of the Company’s hurricane-related loss estimates as Exhibit 99.3 hereto.
Item 9.01. Financial Statements and Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	IndyMac Bancorp, Inc. press release dated October 31, 2005.

99.2	IndyMac Bancorp, Inc.webcast presentation dated October 31, 2005.

99.3	Financial Reporting Impact of the Gulf Coast Hurricanes dated October 31, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.
Date: October 31, 2005	By:	/s/ Scott Keys
Scott Keys
Executive Vice President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release of IndyMac Bancorp, Inc., dated October 31, 2005.

99.2	Press release of IndyMac Bancorp, Inc., webcast presentation dated October 31, 2005.

99.3	Financial Reporting Impact of Hurricanes Katrina and Rita, dated October 31, 2005.